UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2026

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the reconvened 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of iSpecimen Inc. (the “Company”) on May 29, 2026, of the Company’s 8,478,579 shares of common stock issued and outstanding and eligible to vote as of the record date of November 3, 2025, a quorum of 2,979,059 shares, or approximately 35.14% of the eligible shares, was present or represented by proxy. Each of the matters set forth below is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 21, 2025 (the “Proxy Statement”). The following actions were taken at the Annual Meeting:

Proposal No. 1: Election of One Class I Director

The first proposal was the election of one (1) Class I director to serve for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until the election and qualification of their respective successor in office, subject to their earlier death, resignation or removal. The vote on the proposal was as follows:

Name of Nominee	FOR	WITHHELD	BROKER NON-VOTE
Arphing (Tommy) Lee	562,361	150,431	2,266,267

The nominee was elected.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal was the ratification of the appointment of Bush & Associates CPA LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
2,424,420	155,256	399,383

Proposal No. 2 was approved by a majority of the votes cast.

Proposal No. 3: Approval of the iSpecimen Inc. 2025 Stock Incentive Plan

The third proposal was the approval of the iSpecimen Inc. 2025 Stock Incentive Plan. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
461,073	186,740	64,979	2,266,267

Proposal No. 3 was approved by a majority of the votes cast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026

iSPECIMEN INC.

By:	/s/ Katharyn Field
	Name:	Katharyn Field
	Title:	Chief Executive Officer

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